Summary of Significant Accounting Policies (Tables)	6 Months Ended
Jun. 30, 2020
Accounting Policies [Abstract]
Payments to be Received, Maturity
The following table presents future base rent payments on a cash basis due to the Company over the periods indicated over the next five years and thereafter. These amounts exclude tenant reimbursements and contingent rent payments, as applicable, that may be collected from certain tenants based on provisions related to sales thresholds and increases in annual rent based on exceeding certain economic indexes, among other items. These amounts also exclude SHOP leases which are short term in nature.
As of June 30, 2020:

(In thousands)	Future Base Rent Payments
2020 (remainder)	$46,133
2021	88,749
2022	81,200
2023	68,796
2024	61,953
Thereafter	206,211
Total	$553,042